                                                                   Exhibit 10.21


                   AMENDMENT NO. 1 TO SHAREHOLDERS' AGREEMENT

     AMENDMENT NO. 1 TO SHAREHOLDERS' AGREEMENT, dated as of February 2, 2000 (this "Amendment") to that certain Shareholders' Agreement dated as of April 23,
       ---------
1999 between BROADVIEW NETWORKS HOLDINGS, INC. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"), Baker Communications Fund, L.P. ("Baker"),
                           -------                                      -----
those parties listed on Schedule I to the (i) Series A Preferred Stock Purchase Agreement, dated as of January 29, 1998, by and among the Company and the Series A Holders, and (ii) the Series B Preferred Stock Purchase Agreement, dated as of September 9, 1998, by and among the Company and the Series B Holders, and each of the individuals listed on the signature pages thereto under the heading "Founders" (collectively the "Shareholders"), is made by and between the Company
                              ------------
and the Shareholders.

     WHEREAS, Baker desires to assign portions of its option (the "Baker
                                                                   -----
Option") to purchase shares of 8% Series D Convertible Redeemable Preferred Stock of the Company ("Series D Preferred Stock") to Joel Gross and to certain
                       ------------------------
other parties (together with Joel Gross, the "Assignees"), and the Company and
                                              ---------
the Shareholders desire to approve and consent to such assignment;

     WHEREAS, the Shareholders that hold Series C Convertible Redeemable Preferred Stock of the Company and the Assignees desire to exercise their options and purchase, and the Company desires to issue and sell, an aggregate of 6,006,959 shares of Series D Preferred Stock;

     WHEREAS, the Shareholders desire to acknowledge that each Assignee is a Permitted Transferee of Baker, and waive any and all rights of first offer, tag along rights and preemptive rights to which they may be entitled under the Shareholders' Agreement with respect to Baker's assignment of portions of the Baker Option or the Company's issuance of Series D Preferred Stock; and

     WHEREAS, the Shareholders desire to extend the date by which the Board of Directors of the Company must be reconstituted under the Shareholders' Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchasers hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined
                 -----------
herein shall have the meaning given to them in the Shareholders' Agreement or, if not defined therein, in the Company's Certificate of Incorporation, as amended.

     SECTION 2. Amendments to Shareholders' Agreement.  The Shareholders'
                -------------------------------------
Agreement is hereby amended as of the date hereof as follows:

     (a)  The first sentence is amended and restated in its entirety as follows:

               "THIS SHAREHOLDERS' AGREEMENT (this "Agreement") is made and entered into effective as of April 23, 1999 among Broadview Networks Holdings, Inc. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"), Baker Communications Fund, L.P. ("Baker"), Baker's Permitted Transferees who appear as signatories to this Agreement, Joel Gross, those parties listed on Schedule I to the (i) Series A Preferred Stock Purchase Agreement (the "Series A Holders"), dated as of January 29, 1998, by and among the Company and the Series A Holders, and (ii) Series B Preferred Stock Purchase Agreement (the "Series B Holders"), dated as of September 9, 1998, by and among the Company and the Series B Holders (the Series A Holders and the Series B Holders are collectively referred to herein as, the "Holders"), and each of the individuals listed on the signature pages hereto under the heading "Founders" (collectively, the Founders, the Holders, Baker, Joel Gross and their respective Permitted Transferees (as defined herein) are collectively referred to herein, as the "Stockholders").

     (b) subsection (iii) of the first recital is amended and restated in its entirety as follows:

               (iii) the purchase by the Holders of an aggregate of 6,006,959 shares of 8% Series D Convertible Redeemable Preferred Stock of the Company (the "Series D Preferred Shares" and, together with the Series C Preferred Shares, the "Priority Preferred Shares"), for an aggregate additional purchase price of Twenty Eight Million Dollars ($28,000,000);

     (c) Section 1(a) is amended by substituting "January 31, 2000" for "December 31, 1999" as the date by which the Board shall be reconstituted to provide for five (5) members.

     (d)  Section 13 is hereby amended and restated in its entirety as follows:

          13.  Rights Regarding Issuance of Priority Preferred Shares.  Except
               ------------------------------------------------------
               for the purchase by the Series A Holders and Series B Holders of Series C Stock and Series D Stock, in each case as provided in the Securities Purchase Agreement, as amended, the Stockholders hereby waive any other rights they may have to purchase Priority Preferred Shares, including, without limitation, any right of first offer or preemptive rights with respect to Baker's assignment of portions of the Baker Option to its Permitted Transferees and to Joel Gross or the Company's issuance of Series D

               Preferred Stock to each of Baker's Permitted Transferees and to Joel Gross.

     SECTION 3.  Consent to Assignment by Baker.  The Shareholders hereby
                 ------------------------------
approve and consent to Baker's assignment of its option to purchase 214,534 shares of Series D Preferred Stock to Joel Gross and to Baker's assignment of its option to purchase 2,038,075 shares of Series D Preferred Stock to the State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and Michigan State Police Retirement System (the "State of Michigan") on or before February
                                     -----------------
4, 2000, conditional upon the State of Michigan exercising its assigned option on or before such date. Baker agrees that any portion of such option that remains unexercised after such date will be exercised within two business days by Baker. The Shareholders acknowledge that, as a result of such approval and consent, the Assignees are each a Permitted Transferee of Baker and the provisions of Section 3 and Section 4 of the Shareholders' Agreement are not applicable to such assignments and transfers by Baker.

     SECTION 4.  Agreement to be Bound by Shareholders' Agreement.  Upon each of
                 ------------------------------------------------
the Assignees' execution of this Amendment, the Shareholders' Agreement shall be binding upon and inure to the benefit of each of them and their respective permitted assigns.

     SECTION 5.  Capitalization. The Company hereby represents and warrants to
                 --------------
the Shareholders that the authorized and issued capital stock of the Company immediately prior to and immediately after the Closing is set forth in Schedule A attached hereto.

     SECTION 6.  Waiver of Preemptive Rights.  Each Shareholder hereby waives
                 ---------------------------
any preemptive rights to which he or it may be entitled under the Stockholders Agreement with respect to all issuances of capital stock or other securities by the Company prior to the date hereof that are reflected in Schedule A.

     SECTION 7.  No Implied Amendments.  Except as herein amended, the
                 ---------------------
Shareholders' Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Shareholders' Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Shareholders' Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Securities Purchase Agreement, shall mean and be a reference to the Shareholders' Agreement, as amended by this Amendment.

     SECTION 8.  Effective Date.  This Amendment shall be effective as of the
                 --------------
date hereof.

     SECTION 9. Counterparts.  This Amendment may be executed by the parties
                ------------
hereto in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                 *   *   *   *

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              BROADVIEW NETWORKS HOLDING, INC.

                                  /s/ Vern Kennedy
                              By:______________________________
                                      Name:
                                      Title:



                              BAKER COMMUNICATIONS FUND, L.P.

                              By:   Baker Capital Partners, LLC
                                       Its General Partner

                                  /s/ Edward Scott
                              By:______________________________
                                      Name:
                                      Title:



                                   The State Treasurer of the State of Michigan,
                              Custodian of the Michigan Public School
                         Employees' Retirement System, State Employees'
                    Retirement System and Michigan State Police
              Retirement System


                              By:______________________________
                                      Name:
                                      Title:



                              JOEL GROSS


                              ______________________________

                              COMMUNICATIONS VENTURES II, L.P.

                                  /s/ Roland Van der Meer
                              By:______________________________
                                      Name:
                                      Title:


                              COMMUNICATIONS VENTURES II
                                    AFFILIATES FUND, L.P.

                                  /s/ Roland Van der Meer
                              By:______________________________
                                      Name:
                                      Title:


                              NEW ENTERPRISE ASSOCIATES VII, L.P.

                              By:   NEA Partners VII, L.P.,
                                       General Partner

                                  /s/ Peter Barris
                              By:______________________________
                                      Name:
                                      Title:


                              NEA PRESIDENTS FUND

                                  /s/ Peter Barris
                              By:______________________________
                                      Name:
                                      Title:

                              NEA VENTURES 1998, L.P.

                                  /s/ Peter Barris
                              By:______________________________
                                      Name:
                                      Title:

                              WPG ENTERPRISE FUND III, L.L.C.

                              By:   WPG VC Fund Adviser, LLC.,
                                       Fund Investment Advisory Member


                              By:______________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV, L.L.C.

                              By:   WPG VC Fund Adviser, L.L.C.,
                                       Fund Investment Advisory Member


                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WPG INFORMATION SCIENCES
                                    ENTREPRENEUR FUND, L.P.

                              By:   WPG VC Fund Adviser, L.L.C.
                                       General Partner


                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV CAYMAN, L.P.

                              By:   WPG VC Fund Adviser, L.L.C.,
                                    Fund Investment Advisory Partner


                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              /s/ Vern Kennedy
                              ________________________________
                              Vern M. Kennedy


                              /s/ Terrence Andersom
                              ________________________________
                              Terrence J. Anderson

                              /s/ Philip Smith
                              ________________________________
                              Philip B. Smith

                              /s/ Tracy Korman
                              ________________________________
                              Tracy W. Korman